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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
              Exchange Act of 1934 (Amendment No. ______________ )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
    RULE 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

                               JANUS ASPEN SERIES
                               ------------------
               (Exact Name of Registrant as Specified in Charter)

                 151 Detroit Street, Denver, Colorado 80206-4805
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                    (Address of Principal Executive Offices)

                                  303-333-3863
                                  ------------
                (Registrant's Telephone No., including Area Code)

 Stephanie Grauerholz-Lofton -- 151 Detroit Street, Denver, Colorado 80206-4805
 ------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

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         2) Aggregate number of securities to which transaction applies:

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         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         4) Proposed maximum aggregate value of transaction:

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         5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

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         2) Form, Schedule or Registration Statement No.:

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         3) Filing Party:

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         4) Date Filed:

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PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS
FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.
SEC 1913 (04-05)



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FORM OF
JANUS FILES DEFINITIVE PROXY STATEMENTS WITH SEC

We want to notify you that on April 7, 2010 we filed definitive proxy statements with the SEC that will seek shareholder approval on a number of proposals that will impact various series of Janus Investment Fund and Janus Aspen Series. The table below briefly summarizes the proposals shareholders are being asked to approve, each of which will become effective on or about July 1, 2010 (assuming shareholder approval).

------------------------------------------------------- -----------------------------------------------------
FUND(S) AFFECTED                                        PROPOSAL(S)
------------------------------------------------------- -----------------------------------------------------
All Janus Investment Fund and Janus Aspen               -  Board of Trustees elections
Series portfolios
------------------------------------------------------- -----------------------------------------------------
Janus Forty Fund                                        -  Addition of performance fees as part of the
Janus Fund                                                 investment advisory fee structure
Janus Global Opportunities Fund
Janus Overseas Fund
Janus Twenty Fund
Janus Aspen Forty Portfolio
Janus Aspen Janus Portfolio
Janus Aspen Overseas Portfolio
------------------------------------------------------- -----------------------------------------------------
Janus Global Real Estate Fund                           -  Benchmark change for purposes of calculating
                                                           the performance fee
------------------------------------------------------- -----------------------------------------------------
Janus Global Opportunities Fund                         -  Move to our value-oriented subsidiary, Perkins
                                                           Investment Management, as subadviser to the Fund
                                                           (if approved, this will result in certain
                                                           additional changes including changes to the Fund's
                                                           investment objective and strategy)
------------------------------------------------------- -----------------------------------------------------

Shareholders of the portfolios as of March 17, 2010 will be sent a notice of the upcoming Special Meeting(s) of Shareholders, which provides important information about each proposal and instructions on how to vote their shares. It is anticipated that proxy materials will be mailed to shareholders in early to mid-April 2010. The shareholder meetings are scheduled for June 10, 2010.

We consider it a privilege to manage your money and appreciate the continued confidence you've placed in Janus. If you have questions regarding these proposals, please contact your Janus representative at 877-33JANUS (52687).

PLEASE CONSIDER THE CHARGES, RISKS, EXPENSES AND INVESTMENT OBJECTIVES CAREFULLY BEFORE INVESTING. FOR A PROSPECTUS CONTAINING THIS AND OTHER INFORMATION, PLEASE CALL JANUS AT 877.33JANUS (52687) OR DOWNLOAD THE FILE FROM JANUS.COM/INFO. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

Information concerning persons who may be considered participants in the solicitation of shareholders is set forth in the Proxy Statement(s) filed on
Schedule 14A with the Securities and Exchange Commission (the "SEC") on April 7, 2010, and available at the SEC's website at http://www.sec.gov.

Investors are advised to read the Proxy Statement(s) before voting because it contains important information. Investors may obtain a free copy of the Proxy Statement(s) and other documents filed by Janus with the SEC at the SEC's website at http://www.sec.gov. Free copies of the Proxy Statement(s) may also be obtained from Janus at janus.com/fundupdate (for Janus Investment Fund) or janus.com/update (for Janus Aspen Series).

Funds distributed by Janus Distributors LLC (03/10)

C-0310-173 12-30-10